UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2014

BIOFUEL ENERGY CORP.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-33530	20-5952523
(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Broadway, Suite 1740, Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 640-6500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

On March 28, 2014, BioFuel Energy Corp. (the “Company”) received a preliminary non-binding proposal (the “Proposal”) from Greenlight Capital, Inc. and James R. Brickman for a possible transaction. The board of directors of the Company will establish a special committee of independent directors to evaluate the Proposal and alternatives for the Company.

A copy of the Greenlight Proposal Letter is attached as Exhibit 99.1 and incorporated herein by reference.

The Company issued a press release relating to the Proposal. A copy of the press release is attached as Exhibit 99.2 and incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Preliminary Non-Binding Proposal dated as of March 28, 2014 by Greenlight Capital, Inc., and James R. Brickman, on behalf of himself and the other Brickman Parties

99.2	Press Release dated March 28, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2014	BIOFUEL ENERGY CORP.

	By:	/s/ Kelly Maguire
	Name	Kelly Maguire
	Title	Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Preliminary Non-Binding Proposal dated as of March 28, 2014 by Greenlight Capital, Inc., and James R. Brickman, on behalf of himself and the other Brickman Parties

99.2	Press Release dated March 28, 2014.

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